Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT VARIABLE ANNUITY

A flexible premium deferred variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated October 16, 2018

to the Prospectus dated May 1, 2012

This Supplement amends certain information contained in the Prospectus dated May 1, 2012.

The Trustees of the Schwab Annuity Portfolios have approved the liquidation of the Schwab MarketTrack Growth Portfolio II (the “Liquidated Fund”) on or about November 21, 2018 (the “Liquidation Date”). Contract Owners may transfer assets out of the Sub-Account for the Liquidated Fund at any time prior to the Liquidation Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

Effective as of the close of business September 27, 2018, the Liquidated Fund was closed to new investors and new contributions, and existing investors no longer could use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Liquidated Fund. Owners were informed by a prior written communication to contact the Annuity Service Center to make alternate arrangements if they utilize a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Fund and wish to change their allocation. Any existing allocations made to the Sub-Account for the Liquidated Fund after September 27, 2018 are automatically directed to the Sub-Account for the Schwab Government Money Market Portfolio.

Effective as of the close of business on or about November 21, 2018, any assets remaining in the Sub-Account for the Liquidated Fund will become invested in the Sub-Account for the Schwab Government Money Market Portfolio.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2012.

Please read this Supplement carefully and retain it for future reference.

REG103791NY-00

00216143